DEBT SATISFACTION AGREEMENT


     This Debt Satisfaction Agreement made to be effective as of the 30 day of June, 2003 between National Management Consulting, Inc., a Delaware corporation (the "Company") having a principal place of business at 1120 Avenue of the Americas, Suite 4020, New York, New York 10036 and CDKnet.Com, Inc., a Delaware corporation ("Lender") having a principal place of business at 40 Marquette Drive, Smithtown, New York 11787.

     WHEREAS,  the Company is indebted to Lender  under a 5% secured  promissory note in the principal amount of $339,000.

     WHEREAS, Lender is willing to release the Company from its obligation to repay the Loan upon the terms and conditions set forth herein.

     NOW THEREFORE, in consideration of the terms, conditions and agreements contained in this Agreement, the parties agree as follows:

     1.   transfer of Securities.

          (a) Lender agrees to accept the securities listed on Schedule A hereto (the "Securities") and all rights and assets listed on Schedule B hereto, in full satisfaction of the Company's obligation to repay the Loans.

          (b) The Company, at its expense, will promptly execute and deliver all required documents of transfer, obtain approvals, opinions and otherwise take all necessary actions to vest ownership of the Securities in Lender, free and clear of all liens, claims or encumbrances.

          (c) Where applicable, the certificates, in due and proper form, representing the Securities will bear a legend substantially in the following form:

          "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THESE SHARES UNDER THE SECURITIES ACT OF 1933 OR AN OPINION OF COUNSEL THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT".

     2.   Lenders Representations and Warranties.

     The Lender hereby acknowledges, represents and warrants to, and agrees with, the Company as follows:

          (a) The Lender is acquiring the Securities for its own account as principal, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in such Securities.

          (b) The Lender acknowledges its understanding that the transfer of the Securities is intended to be exempt from registration under the Act by virtue of
Section 4(2) of the Securities Act of 1933, as amended (the "Act") and the provisions of Regulation D thereunder.

          (c) The Lender is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D under the Act (17 C.F.R. 230.501(a)).

          (d) The Lender has made an independent investigation of the issuers of the Securities.

          (e) The Lender represents, warrants and agrees that it will not sell or otherwise transfer the Securities unless registered under the Act or in reliance upon an exemption therefrom, and fully understands and agrees that it must bear the economic risk of its purchase for an indefinite period of time because, among other reasons, the Securities or underlying securities have not been registered under the Act or under the securities laws of certain states and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Act and under the applicable securities laws of such states or an exemption from such registration is available. The Lender further understands that sales or transfers of the Securities or underlying securities are restricted by the provisions of state securities laws.

          (f) The foregoing representations, warranties and agreements shall survive the delivery of the Securities under the Agreement.

     3. Company Representations and Warranties.

     The Company hereby acknowledges, represents and warrants to, and agrees with the Lender as follows:

          (a) The Company has been duly organized, is validly existing and is in good standing under the laws of the State of Delaware. The Company has full corporate power and authority to enter into this Agreement and this Agreement has been duly and validly authorized, executed and delivered by the Company and is a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforcement may be limited by the United States Bankruptcy Code and laws effecting creditors rights, generally.

          (b) Delivery by the Company to Lender of the Securities as contemplated by Section 1 of this Agreement, the Company shall have transferred to Lender good and valid title to the Securities, free and clear of any and all claims, liens, pledges, charges, encumbrances and security interests.

          (c) The execution and delivery by the Company of, and the performance by the Company of its obligations under this Agreement in accordance with the terms of this Agreement will not contravene any provision of applicable law or the charter documents of the Company or any agreement or other instrument binding upon the Company, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement in accordance with the terms of this Agreement.

          (d) The foregoing representations, warranties and agreements shall survive the Closing.

     4. Release.

     Upon the delivery of the consideration to Lender set forth in Section 1 of this Agreement, the Lender releases and forever discharges the Company of and from all and all manner of actions, suits, debts, sums of money, contracts, agreements, claims and demands at law or in equity, that Lender had, or may have arising from the Loan.

     5. Miscellaneous.

          (a) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that no party hereto may assign its rights or delegate its obligations under this Agreement without the express prior written consent of the other party hereto.

          (b) Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party. Copies of executed counterparts transmitted by telecopy, telefax or other electronic transmission service shall be considered original executed counterparts for purposes of this Section, provided receipt of copies of such counterparts is confirmed.

          (c) Headings. The headings of the sections of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the meaning or interpretation of this Agreement.

          (d) Amendments and Waiver. No amendment, modification or alteration of the terms or provisions of this Agreement shall be binding unless the same shall be in writing and duly executed-by the party against whom such would apply. Any of the terms or conditions of this Agreement may be waived in writing at any time by the party which is entitled to the benefits thereof. No waiver or any of the provisions of this Agreement shall be deemed or shall constitute a waiver of such provisions at any time in the future or a waiver of any other provisions hereof.

          (e) Expenses. All legal and other costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses. Seller shall be responsible for and shall pay all sales, transfer, deed, duties, stamp, notary public and other similar taxes, duties and transfer fees applicable to the transactions contemplated by this Agreement, including fees to record assignments.

          (f) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without reference to the choice of laws principles thereof.

          (g)  Cooperation  After  Closing.  The  Company  shall take all action
reasonably  necessary,   including  the  execution  of  documents,  filings  and
assignments to carry out the provisions of this Agreement.

          IN WITNESS WHEREOF, the Company and Lender have caused this Agreement to be executed and delivered by their respective officers, thereunto duly authorized.

                                               NATIONAL MANAGEMENT
                                               CONSULTING, INC.

Dated: July 21, 2003                           By: /s/ Steven A. Horowitz
                                                   -----------------------------
                                                   Steven A. Horowitz, President

                                               CDKNET.COM, INC.

Dated: July 21, 2003                           By: /s/ Andrew J. Schenker
                                                   -----------------------------
                                                   Andrew J. Schenker, COO

                                   SCHEDULE A

                       SECURITIES/RIGHTS TO BE TRANSFERRED

1.       34,750 shares of CDKnet.Com Series A Preferred Stock
2.      650,000 Shares of Common Stock of Panama Industries Inc.
3.       62,280 Shares of Common Stock of Augrid of Nevada, Inc.
4.      150,000 Shares of Common Stock of Steam Cleaning USA, Inc.

                                   SCHEDULE B

                         RIGHTS/ASSETS TO BE TRANSFERRED

1. All rights, collateral and securities relating to a convertible loan, principal amount of $55,000 to Panama Industries, Inc. under a Promissory Note dated February, 2002

2. All rights, collateral and documents relating to a loan, principal aggregate amount of $55,000 to Augrid of Nevada, Inc., under Promissory Notes dated February 8, 2002 and May 20, 2002

3. All rights, interest and licenses with regard to the technology purchased/licensed from CDKnet, LLC in October 2002.